Exhibit 10.32

SIXTH AMENDMENT TO TERM LOAN AGREEMENT

THIS SIXTH AMENDMENT TO TERM LOAN AGREEMENT (the “Amendment” or “Sixth Amendment to Term Loan Agreement”) is entered into by and between KMG-BERNUTH, INC., a Delaware corporation (hereinafter referred to as “Borrower”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank) (hereinafter referred to as “Bank”) as of the 5th day of June, 2006.

W I T N E S S E T H :

WHEREAS, Borrower and Bank are parties to that certain Term Loan Agreement dated as of June 26, 1998, as amended by that certain First Amendment to Term Loan Agreement dated as of December 30, 2002, by that certain Second Amendment to Term Loan Agreement dated as of December 5, 2003, by that certain Third Amendment to Term Loan Agreement dated as of June 8, 2004, by that certain Fourth Amendment to Term Loan Agreement dated as of July 31, 2004, and by that certain Fifth Amendment to Term Loan Agreement dated as of June 7, 2005 (as so amended and as hereby amended, the “Loan Agreement”), whereby Borrower became indebted to Bank for a Term Loan in the original principal amount of $6,000,000.00 and thereafter amended to a principal amount of $5,050,000.00 and a Term Loan No. 2 in the principal amount of $6,000,000.00 and thereafter amended to a principal amount of $8,600,000.00 (all of the foregoing capitalized terms together with all other capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise specifically defined herein); and

WHEREAS, upon request of the Borrower, the Bank has agreed to amend certain covenants of the Borrower required by the Loan Agreement, which amendment is specifically set forth below.

NOW, THEREFORE, in consideration of the sum of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       The Loan Agreement is hereby amended by deleting Section 6.2(M) in its entirety.

2.                                       Borrower represents and warrants to the Bank that as of the date hereof:  (a) all representations and warranties given by the Borrower in Article V of the Loan Agreement are true and correct, except to the extent affected by this Amendment; and (b) the Borrower is in full compliance with all of the covenants of the Borrower contained in Article VI of the Loan Agreement, except to the extent affected by this Amendment.  The Borrower further represents that the Borrower has full power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, and the Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Amendment and any documents executed in connection herewith or in furtherance hereof.

3.                                       Except as may be modified or waived by the Bank, in its sole discretion, the effectiveness of this Amendment shall be subject to full and complete satisfaction of the following conditions:

(a)                                  Payment of Fees and Expenses.  Bank shall have received from Borrower payment of any Loan Fee and any and all other fees and expenses required by the Loan Agreement, as further amended by this Amendment, and any of the other Loan Documents then due.

(b)                                 Additional Documentation.  The Bank shall have received such additional documentation as may be requested by the Bank, or its counsel, to satisfy the Bank that this Amendment and each of the documents to be delivered pursuant hereto or in connection herewith have been duly authorized, executed and delivered on behalf of the Borrower and constitute the valid and binding obligations of the Borrower.

4.                                       The parties hereby agree that (a) except as herein expressly modified or as may be modified or amended by any document executed concurrently herewith, all of the terms, conditions, obligations and provisions of the Loan Agreement and each of the other Loan Documents shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects, except that, to the extent that there shall be any conflict between the terms of this Amendment and any of the terms of any of the other Loan Documents not modified or amended concurrently herewith, the terms and provisions of this Amendment shall govern and each of such other Loan Documents are deemed automatically amended and modified without any further action upon the execution and delivery of this Amendment; and (b) on and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Loan Agreement, and each reference to the “Agreement”, the “Loan Agreement”, the “Term Loan Agreement”, “thereunder”, “thereof”, “therein”, or words of like import intending to refer to the Loan Agreement in any Note or any of the other Loan Documents shall mean and be a reference to the Loan Agreement, as hereby and hereafter further amended.

5.                                       The undersigned KMG Chemicals, Inc. (the “Guarantor”), executes this Amendment to expressly evidence its assent to all the terms of this Amendment, and to further acknowledge and agree that the Guaranty of Payment dated as of June 26, 1998 (the “Term Loan Guaranty”) and the Guaranty of Payment dated as of December 5, 2003, as amended by that certain First Amendment to Guaranty of Payment dated as of June 8, 2004 (as so amended, the “Term Loan No. 2 Guaranty”) delivered by it to the Bank (the Term Loan Guaranty and the Term Loan No. 2 Guaranty being herein referred to each singularly as a “Guaranty” and collectively as “Guaranties”) remain in full force and effect and that the “Obligations” of the Guarantor as the “Guarantor” under each of the Guaranties shall include, without limitation except to the extent otherwise provided in any such Guaranty, all obligations of the Borrower under the Loan Agreement, as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers effective as of the day and year first above written.

BORROWER:

KMG-BERNUTH, INC.

By:	/s/ John V. Sobchak
Printed Name:	John V. Sobchak
Its:	CFO

STATE OF TEXAS                                                                                     )

COUNTY OF HARRIS                                                                     )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John V. Sobchak, whose name as CFO of KMG-Bernuth, Inc., a Delaware corporation, is signed to the foregoing Sixth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 5 day of June, 2006.

/s/ Amy Carpenter
Notary Public
My Commission Expires:	June 13, 2007

GUARANTOR:

KMG CHEMICALS, INC.

By:	/s/ David L. Hatcher
Printed Name:	David L. Hatcher
Its:	Chief Executive Officer

STATE OF TEXAS                                                                                     )

COUNTY OF HARRIS                                                                     )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that David L. Hatcher, whose name as Chief Executive Officer of KMG Chemicals, Inc., a Texas corporation, is signed to the foregoing Sixth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 5 day of June, 2006.

/s/ Amy Carpenter
Notary Public
My Commission Expires:	June 13, 2007

BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Alan T. Drennen, III
Its:	Senior Vice President

STATE OF ALABAMA                                                           )

COUNTY OF JEFFERSON                                                 )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Alan T. Drennen, III, whose name as Senior Vice President of Wachovia Bank, National Association, a national banking association, is signed to the foregoing Sixth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 6 day of June, 2006.

/s/ Notary Public
Notary Public
My Commission Expires:	August 26, 2007